UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 13, 2023
Date of Report (date of earliest event reported)

STEPSTONE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39510		84-3868757
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

450 Lexington Avenue, 31st Floor	New York,	NY	10017
(Address of Principal Executive Offices)			(Zip Code)
(212) 351-6100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On September 13, 2023, StepStone Group Inc., a Delaware corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing three director nominees named in the Company’s 2023 Proxy Statement (the “Proxy Statement”) as Class III directors of the Company to serve for a one-year term, (ii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024; (iii) approving, on a non-binding and advisory basis, the compensation of our named executive officers (“Say-on-Pay”); and (iv) approving the StepStone Group Inc. 2023 Employee Stock Purchase Plan (the “ESPP”). As of the record date of July 18, 2023, there were 62,834,871 shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), and 46,420,141 shares of the Company’s Class B common stock, par value $0.001 per share (“Class B Common Stock”), outstanding. Stockholders were entitled to one vote per share of Class A Common Stock held and five votes per share of Class B Common Stock held on the matters presented at the Annual Meeting. The Class A Common Stock and Class B Common Stock voted as a single class on all matters presented at the Annual Meeting. Of the total 294,935,576 votes eligible to be cast at the Annual Meeting, shares entitled to cast 293,147,544 votes were represented. The final results of the stockholder vote are set forth below.
Proposal 1 — Election of Directors
The Company’s stockholders elected each of the Class III nominees for director named in the Proxy Statement, each to serve for a one-year term to expire at the Company’s 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification. The following three Class III directors were elected by the votes shown below.

	FOR	WITHHELD	BROKER NON-VOTES
Scott W. Hart	267,932,081	22,228,101	2,987,362
David F. Hoffmeister	283,340,735	6,819,447	2,987,362
Anne L. Raymond	283,993,577	6,166,605	2,987,362
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. The selection was ratified by the votes shown below.

FOR	AGAINST	ABSTAIN
290,472,831	2,649,028	25,685
Proposal 3 — Say-on-Pay
The Company’s stockholders, on a non-binding and advisory basis, voted to approve the compensation of the Company’s named executive officers. The Say-on-Pay proposal was approved by the votes shown below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
288,886,823	1,243,838	29,521	2,987,362

Proposal 4 — ESPP
The Company’s stockholders voted to approve the ESPP. The ESPP proposal was approved by the votes shown below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
289,640,611	514,901	4,670	2,987,362

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPSTONE GROUP INC.

Date: September 14, 2023	By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro
Chief Legal Officer & Secretary